Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Stephen A. Sherwin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cell Genesys, Inc. on Form 10-Q for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cell Genesys, Inc.

Dated: November 3, 2006	By:	/s/ STEPHEN A. SHERWIN, M.D.
	Name:	Stephen A. Sherwin, M.D.
	Title:	Chairman of the Board and Chief Executive Officer

     I, Sharon E. Tetlow, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cell Genesys, Inc. on Form 10-Q for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cell Genesys, Inc.

Dated: November 3, 2006	By:	/s/ SHARON E. TETLOW
	Name:	Sharon E. Tetlow
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)